U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Date of Report: November 9, 2005


                           I.C. ISAACS & COMPANY, INC.
               (Exact name of issuer as specified in its charter)


         Delaware                         0-23379                 52-1377061
(State or Other Jurisdiction of        (Commission              (IRS Employer
Incorporation or Organization)         File Number)          Identification No.)


                3840 Bank Street, Baltimore, Maryland 21224-2522
              (Address and Zip Code of Principal Executive Offices)


                                 (410) 342-8200
                         (Registrant's Telephone Number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

     On November 9, 2005, the Registrant issued a press release announcing its earnings for the third quarter and nine months ended September 30, 2005. Such press release is furnished herewith as Exhibit 99.1.



Item 9.01       Financial Statements and Exhibits

     The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

     (a)        Financial statements of businesses acquired -- none

     (b)        Pro forma financial information -- none

     (c)        Exhibits



    Number                         Description
    ------                         -----------

    99.1 Press release of I.C. Isaacs & Company, Inc. announcing its earnings for the third quarter and nine months ended September 30, 2005.

                                    Signature

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  I.C. Isaacs & Company, Inc.



Dated: November 9, 2005                           By: /s/ Eugene C. Wielepski
                                                      --------------------------
                                                  Eugene C Wielepski
                                                  Chief Finance Officer